Exhibit 10.2

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and Morgan Stanley Senior Funding, Inc., as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04(a) of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being Second Lien Obligations under the Intercreditor Agreement.

1. Joinder. The undersigned, Wilmington Trust, National Association, a national banking association (the “New Representative”) (i) as trustee (in such capacity the “Second Lien Trustee”) under that certain Indenture, dated as of October 18, 2018 (the “Second Lien Indenture”) by and among the New Representative as Second Lien Trustee, W&T Offshore, Inc. and the guarantors party thereto and (ii) as collateral trustee (in such capacity the “Second Lien Collateral Trustee”) under that certain Collateral Trust Agreement, dated as of October 18, 2018 (the “Second Lien Collateral Trust Agreement”) by and among the New Representative as Second Lien Collateral Trustee, W&T Offshore, Inc. and the grantors party thereto hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the Second Lien Secured Parties under the Second Lien Substitute Facility as a Second Lien Collateral Trustee (in the case of the Second Lien Collateral Trustee), a Second Lien Representative (in the case of the Second Lien Collateral Trustee and the Second Lien Trustee) and a Secured Debt Representative (in the case of the Second Lien Collateral Trustee) under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

Wilmington Trust, National Association, as Second Lien Trustee and Second Lien Collateral Trustee

15950 North Dallas Parkway, Suite 550

Dallas, Texas 75248

Attention: W&T Offshore, Inc. Senior Second Lien Notes Administrator

Facsimile: (888) 316-6238

2. Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt that constitutes the Second Lien Substitute Facility for which the undersigned is acting as Second Lien Representative and Second Lien Collateral Trustee hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by W&T or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as Second Lien Representative appoints the Second Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and directs the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. W&T agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

6. Concerning the New Representative. Wilmington Trust, National Association is delivering this Priority Confirmation Joinder solely in its capacity as Second Lien Trustee under the Second Lien Indenture and Second Lien Collateral Trustee under the Second Lien Collateral Trust Agreement and shall be entitled to all of the rights, privileges and immunities in the Second Lien Indenture and the Second Lien Collateral Trust Agreement as though fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of October 18, 2018.

Wilmington Trust, National Association, as Second Lien Trustee under the Indenture dated as of October 18, 2018

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

Wilmington Trust, National Association, as Second Lien Collateral Trustee under the Collateral Trust Agreement dated as of October 18, 2018

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

The following Priority Lien Agents hereby acknowledge receipt of this Priority Confirmation Joinder.

Toronto Dominion (Texas) LLC
as Priority Lien Agent

By:	/s/ John David
Name:	John David
Title:	Managing Director

Cortland Capital Market Services LLC,
as Priority Lien Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

The Second Lien Trustee hereby acknowledges receipt of this Priority Confirmation Joinder.

Wilmington Trust, National Association,
as Second Lien Trustee under the Indenture dated as of September 7, 2016

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

The Third Lien Trustee hereby acknowledges receipt of this Priority Confirmation Joinder.

Wilmington Trust, National Association,
as Third Lien Trustee under the Indenture dated as of September 7, 2016

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

The Second Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder:

Morgan Stanley Senior Funding, Inc.
as Second Lien Collateral Trustee under the Collateral Trust Agreement dated May 11, 2015

By:	/s/ Chance Moreland
Name:	Chance Moreland
Title:	Authorized Signatory

The Third Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder:

Wilmington Trust, National Association
as Third Lien Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

Acknowledged and Agreed to by:

W&T OFFSHORE, INC., as Borrower

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Vice President, Acting Chief Financial Officer and Chief Accounting Officer